UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2004

Guaranty Federal Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

43-1792717
(I.R.S. employer identification number)

0-23325
(Commission file number)

1341 West Battlefield
Springfield, Missouri 65807
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (417) 520-4333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]    Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INCLUDED INFORMATION

Item 2.02 Results of Operations and Financial Condition.

On October 13, 2004, Guaranty Federal Bancshares, Inc. (the "Company") issued a press release announcing its earnings for the third quarter ended September 30, 2004.

Item 7.01 Regulation FD Disclosure.

On October 13, 2004, the Company issued a press release announcing that there are 202,575 shares of its common stock remaining to be repurchased to complete the repurchase plan announced on November 22, 2002.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number Description

99.1 Press release dated October 13, 2004 (furnished with respect to Item 2.02)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guaranty Federal Bancshares, Inc.
By:
/s/ Don M. Gibson______________
Don M. Gibson
President and Chief Executive Officer

Date: October 13, 2004